UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 12, 2006

PURE BIOFUELS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50903

(Commission File Number)

47-0930829

(IRS Employer Identification No.)

910 Richards Street, Suite 203, Vancouver, British Columbia, Canada V6B 3C1

(Address of principal executive offices and Zip Code)

(511) 251-4646

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On October 12, 2006, we issued 6,269,527 units to 97 investors at an issue price of $0.75 per unit for total proceeds of $4,702,145.25 in accordance with the terms of private placement agreements. We issued the 6,269,527 units in reliance upon Regulation S and/or Section 4(2) of the Securities Act of 1933 in an offshore transaction to non-U.S. Persons (as that term is defined in Regulation S under the Securities Act of 1933). Each unit consists of one common share in the capital of our company and one-half of one common share purchase warrant. Each whole warrant entitles the holder thereof to purchase one common share in the capital of our company for a period of one year at a price of $1.50.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURE BIOFUELS CORP.

By: /s/ Luis Goyzueta

Luis Goyzueta

President, Chief Executive Officer and Director

Dated: November 10, 2006